                                                                    EXHIBIT 24


                               POWER OF ATTORNEY


        The undersigned does hereby constitute and appoint David L. Stivers and William L. Perocchi his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Registration Statement on Form S-8 in connection with the registration of 1,200,000 shares of Common Stock of Doubletree Corporation issuable upon exercise of options, stock appreciation rights and other awards pursuant to the Amended and Restated Equity Participation Plan of Doubletree Corporation, and any amendments or post-effective amendments to the Registration Statement, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                /s/ RICHARD J. FERRIS
                                                ------------------------------
                                                Richard J. Ferris

                               POWER OF ATTORNEY


        The undersigned does hereby constitute and appoint David L. Stivers and William L. Perocchi his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Registration Statement on Form S-8 in connection with the registration of 1,200,000 shares of Common Stock of Doubletree Corporation issuable upon exercise of options, stock appreciation rights and other awards pursuant to the Amended and Restated Equity Participation Plan of Doubletree Corporation, and any amendments or post-effective amendments to the Registration Statement, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                /s/ PETER V. UEBERROTH
                                                ------------------------------
                                                Peter V. Ueberroth

                               POWER OF ATTORNEY


        The undersigned does hereby constitute and appoint David L. Stivers and William L. Perocchi his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Registration Statement on Form S-8 in connection with the registration of 1,200,000 shares of Common Stock of Doubletree Corporation issuable upon exercise of options, stock appreciation rights and other awards pursuant to the Amended and Restated Equity Participation Plan of Doubletree Corporation, and any amendments or post-effective amendments to the Registration Statement, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                /s/ WILLIAM R. FATT
                                                ------------------------------
                                                William R. Fatt

                               POWER OF ATTORNEY


        The undersigned does hereby constitute and appoint David L. Stivers and William L. Perocchi his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Registration Statement on Form S-8 in connection with the registration of 1,200,000 shares of Common Stock of Doubletree Corporation issuable upon exercise of options, stock appreciation rights and other awards pursuant to the Amended and Restated Equity Participation Plan of Doubletree Corporation, and any amendments or post-effective amendments to the Registration Statement, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                /s/ PRISCILLA B. FLORENCE
                                                ------------------------------
                                                Priscilla B. Florence

                               POWER OF ATTORNEY


        The undersigned does hereby constitute and appoint David L. Stivers and William L. Perocchi his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Registration Statement on Form S-8 in connection with the registration of 1,200,000 shares of Common Stock of Doubletree Corporation issuable upon exercise of options, stock appreciation rights and other awards pursuant to the Amended and Restated Equity Participation Plan of Doubletree Corporation, and any amendments or post-effective amendments to the Registration Statement, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                /s/ DALE F. FREY
                                                ------------------------------
                                                Dale F. Frey

                               POWER OF ATTORNEY


        The undersigned does hereby constitute and appoint David L. Stivers and William L. Perocchi his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Registration Statement on Form S-8 in connection with the registration of 1,200,000 shares of Common Stock of Doubletree Corporation issuable upon exercise of options, stock appreciation rights and other awards pursuant to the Amended and Restated Equity Participation Plan of Doubletree Corporation, and any amendments or post-effective amendments to the Registration Statement, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                /s/ RONALD K. GAMEY
                                                ------------------------------
                                                Ronald K. Gamey

                               POWER OF ATTORNEY


        The undersigned does hereby constitute and appoint David L. Stivers and William L. Perocchi his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Registration Statement on Form S-8 in connection with the registration of 1,200,000 shares of Common Stock of Doubletree Corporation issuable upon exercise of options, stock appreciation rights and other awards pursuant to the Amended and Restated Equity Participation Plan of Doubletree Corporation, and any amendments or post-effective amendments to the Registration Statement, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                /s/ EDWARD A. GILHULY
                                                ------------------------------
                                                Edward A. Gilhuly

                               POWER OF ATTORNEY


        The undersigned does hereby constitute and appoint David L. Stivers and William L. Perocchi his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Registration Statement on Form S-8 in connection with the registration of 1,200,000 shares of Common Stock of Doubletree Corporation issuable upon exercise of options, stock appreciation rights and other awards pursuant to the Amended and Restated Equity Participation Plan of Doubletree Corporation, and any amendments or post-effective amendments to the Registration Statement, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                /s/ NORMAN B. LEVENTHAL
                                                ------------------------------
                                                Norman B. Leventhal

                               POWER OF ATTORNEY


        The undersigned does hereby constitute and appoint David L. Stivers and William L. Perocchi his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Registration Statement on Form S-8 in connection with the registration of 1,200,000 shares of Common Stock of Doubletree Corporation issuable upon exercise of options, stock appreciation rights and other awards pursuant to the Amended and Restated Equity Participation Plan of Doubletree Corporation, and any amendments or post-effective amendments to the Registration Statement, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                /s/ MICHAEL W. MICHELSON
                                                ------------------------------
                                                Michael W. Michelson

                               POWER OF ATTORNEY


        The undersigned does hereby constitute and appoint David L. Stivers and William L. Perocchi his true and lawful attorneys-in-fact and agents, with full power of substitution, whether acting individually or together, to sign the Registration Statement on Form S-8 in connection with the registration of 1,200,000 shares of Common Stock of Doubletree Corporation issuable upon exercise of options, stock appreciation rights and other awards pursuant to the Amended and Restated Equity Participation Plan of Doubletree Corporation, and any amendments or post-effective amendments to the Registration Statement, on his behalf, and to file the same, with any exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to each of such attorneys-in-fact and agents full power and authority to do and perform each and every act requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

        Such Power of Attorney shall remain in effect until it is revoked in writing by the undersigned.



                                                /s/ JOHN H. MYERS
                                                ------------------------------
                                                John H. Myers